UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒  Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EMVELCO CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	No fee required.

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☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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EMVELCO CORP.
10990 Wilshire Blvd., suite 1220,
Los Angeles, CA 90024

*, 2008

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Emvelco Corp. to be held at 468 North Camden Dr. Second Floor, Beverly Hills, California 90210 on *, 2008, at 11:30 a.m., local time.

Emvelco Corp. (“the Company” or “Emvelco”) and Davy Crockett Gas Company, LLC, a privately-held Nevada limited liability company and which we refer to as DCG, have entered into an Agreement and Plan of Exchange, dated May 1, 2008, as amended on June 11, 2008 (the “Plan of Exchange Agreement”), pursuant to which we acquired all of the issued and outstanding securities of DCG in consideration of convertible notes that were convertible into shares of common stock of the Company. On June 11, 2008, the Company, DCG and the former members of DCG agreed to amend the Plan of Exchange Agreement, pursuant to which the convertible notes were terminated and shares of Series A Convertible Preferred Stock (the “Preferred Stock”) were issued to the former members of DCG.

As a result of the Plan of Exchange Agreement, DCG is now a wholly-owned subsidiary of Emvelco. The shares of Emvelco common stock that the former holders of DCG’s membership interest will be entitled to receive upon conversion of the Preferred Stock will represent approximately 87% of the shares of the Company, if fully converted.

At the special meeting, among other things, you will be asked to approve (a) the potential issuance of shares of our common stock upon conversion of the Preferred Stock, (b) amendment to our certificate of incorporation to increase the authorized number of shares of our common stock from 35,000,000 to 400,000,000, (c) the election of six (6) directors and (d) adoption of the 2008 Stock Incentive Plan.

After careful consideration, our board of directors has approved the issuance of Preferred Stock and the shares of common stock underlying the Preferred Stock, the amendment to our certificate of incorporation described in the accompanying proxy statement, the election of six directors and the 2008 Stock Incentive Plan, and has recommended that you vote for these proposals.

The accompanying proxy statement provides a detailed description of the Preferred Stock, and a copy of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock of the Company is attached to the proxy statement as Annex A. In addition, the proxy statement provides you with important information regarding the other proposals that require your vote. I urge you to read the proxy statement materials in their entirety and consider them carefully.

Whether or not you are able to attend the special meeting, please complete, date, execute and return the enclosed proxy card in the accompanying postage-paid envelope as soon as possible. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

Sincerely,

/s/ Yossi Attia
Yossi Attia
Chief Executive Officer and Director

EMVELCO CORP.
10990 Wilshire Blvd., Suite 1220,
Los Angeles, CA 90024
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON *, 2008

NOTICE HEREBY IS GIVEN that a special meeting of stockholders of Emvelco Corp. will be held at 468 North Camden Dr. Second Floor, Beverly Hills, CA 90210, on *, 2008, at 11:30 a.m., local time, for the purposes of considering and voting upon:

1.
A proposal to approve the potential issuance of up to 50,000,000 shares of our common stock, par value $0.001 per share upon the conversion of our Series A Convertible Preferred Stock and the resulting change of control that will occur in connection with the share issuance.

2.	A proposal to approve an amendment to our certificate of incorporation to increase the authorized shares of our common stock from 35,000,000 to 400,000,000.

3.	A proposal elect six (6) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

4.	A proposal to adopt the 2008 Stock Incentive Plan;

5.	Such other business as properly may come before the special meeting or any adjournments or postponements thereof.

Our board of directors is not aware of any other business to be presented to a vote of the stockholders at the special meeting. Information relating to the above matters is set forth in the attached proxy statement. Our board of directors has fixed *, 2008 as the record date for the special meeting. Only stockholders of record of our common stock, at the close of business on the record date are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Board of Directors.

/s/Yossi Attia
Yossi Attia
Chief Executive Officer and Director

Los Angeles, California
*, 2008

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETES, DATE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

ANNEXES

Annex A	Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock
Annex B	Certificate of Amendment of the Restated Certificate of Incorporation (Increase in Authorized Shares)
Annex C	2008 Stock Incentive Plan

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PLAN OF EXCHANGE AGREEMENT

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the special meeting and the Plan of Exchange Agreement. This section, however, only provides summary information. You should carefully read this entire proxy statement, its annexes and the documents referred to in this proxy statement.

The Special Meeting

Q:	Why am I receiving these materials?

A:
You are receiving this proxy statement for a special meeting of stockholders because we have acquired DCG pursuant to the terms of an Agreement and Plan of Exchange, as amended, among us, DCG and the members of DCG holding all of the issued and outstanding membership interest of DCG, dated May 1, 2008, pursuant to which we issued shares of Series A Preferred Stock. We are seeking shareholder approval for the issuance of up to 50,000,000 shares of common stock upon conversion of the Series A Preferred Stock. Further, we are also seeking approval in connection with the amendment of our certificate of incorporation to increase our authorized from 35,000,000 to 400,000,000 and the adoption of our 2008 Stock Incentive Plan as well as electing six (6) new directors and adopting a 2008 Stock Incentive Plan.

This proxy statement contains important information about the terms of the Series A Preferred Stock, the issuance of our common stock pursuant to the Series A Preferred Stock and the resulting change of control that will occur in connection with the share issuance, the proposed amendment to our certificate of incorporation, the adoption of our 2008 Stock Incentive Plan and the election of our directors. You should read it carefully.

   Your vote is important. We encourage you to vote as soon as possible by signing and returning the enclosed proxy.

Q:	When and where is the special meeting of stockholders?

A:	The special meeting will be held at 468 North Camden Dr. Second Floor, Beverly Hills, CA 90210_ at 11:30 a.m., local time, on *, 2008.

Q:	What matters will be voted on at the special meeting?

A:	You will be asked to consider and vote on the following proposals:

1.	Proposal No. 1—approval of the issuance of up to 50,000,000 shares of our common stock upon the conversion and the resulting change of control that will occur in connection with the share issuance;

2.	Proposal No. 2—approval of an amendment to our certificate of incorporation to increase the authorized shares of common stock from 35,000,000 to 400,000,000;

3.	Proposal No. 3 - election of six (6) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

4.	Proposal No. 4 - authorizing the adoption of the 2008 Stock Incentive Plan; and

5.	Such other business as properly may come before the special meeting or any adjournments or postponements thereof.

Q:	How does Emvelco’ Board of Directors recommend that I vote on the proposals?

A:	After careful consideration, our board of directors recommends that our stockholders vote:

•
“FOR” Proposal No. 1 to approve the issuance of up to 50,000,000 shares of our common stock, par value $0.001 per share, upon the conversion of the Series A Convertible Preferred Stock and the resulting change of control that will occur in connection with the share issuance;

•	“FOR” Proposal No. 2 to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 35,000,000 to 400,000,000;

•	“FOR” Proposal No. 3 to election the of the nominee directors; and

•	“FOR” Proposal No. 4 to approve the adoption of the 2008 Stock Incentive Plan.

 The reasons why our board of directors recommends these proposals are discussed in greater detail throughout this proxy statement.

Q:	Who is entitled to vote?

A:
The securities that can be voted at the special meeting consist of our common stock, $0.001 par value per share with each share of common stock entitling its holder to one vote on each matter submitted to the stockholders.

You are entitled to vote your shares of stock if our stockholder records show that you held your stock as of the close of business on *, 2008, which is the record date for determining the holders of stock who are entitled to receive notice of and to vote at the special meeting. On *, 2008, * shares of common stock were outstanding and eligible to be voted at the special meeting.

Q:
What stockholder approvals are required to approve the share issuance in connection with the conversion of the shares of preferred stock and the resulting change of control that will occur in connection with the share issuance, the amendment to the certificate of incorporation, the election of the nominee directors and the adoption of the 2008 Stock Incentive Plan?

A:
The presence, in person or by proxy, of a majority in voting power of the outstanding shares of our common stock is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted towards a quorum. The approvals required to approve the Proposals are as follows:

•
Proposal No. 1—approval of the issuance of up to 50,000,000 shares of our common stock upon conversion of the shares of Preferred Stock and the resulting change of control that will occur in connection with the share issuance—although we are not required to obtain shareholder approval for this item we are seeking the affirmative vote of the holders of a majority in voting power of our common stock present, in person or represented by proxy, and entitled to vote at the special meeting.

•
Proposal No. 2—approval of an amendment to our certificate of incorporation to increase the authorized shares of our common stock from 35,000,000 to 400,000,000—the vote required to approve Proposal No. 2 is governed by Delaware law and requires the affirmative vote of the holders of a majority in voting power of our outstanding common stock.

-
Proposal No. 3 - election of six (6) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified requires the affirmative vote of the holders of a plurality of the shares of common stock represented at the special meeting in person or by proxy and entitled to vote.

4.
Proposal No. 4 - authorizing the adoption of the 2008 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Special Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

Q:	How do I cast my vote if I am a holder of record?

A:
After carefully reading and considering the information contained in this proxy statement, if you are a holder of record, you may vote in person at the special meeting or by

VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

IF YOU SIGN, DATE AND SEND YOUR PROXY AND DO NOT INDICATE HOW YOU WANT TO VOTE, YOUR PROXY WILL BE VOTED “FOR” EACH PROPOSAL DESCRIBED IN THE PROXY STATEMENT, INCLUDING THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO THE PLAN OF EXCHANGE AGREEMENT AND THE RESULTING CHANGE OF CONTROL THAT WILL OCCUR IN CONNECTION WITH THE SHARE ISSUANCE, AND THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

Q:	If my shares are held in “street name” will someone else vote my shares for me?

A:
If you hold your shares in “street name” (which means your shares are held of record by a broker, bank or nominee), you must provide the record holder of your shares with instructions on how to vote your shares. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, such person or entity may not be permitted to vote your shares. Also, under the rules of the New York Stock Exchange and American Stock Exchange, which we refer to as the Exchanges, that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchanges. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the special meeting for each proposal. Broker non-votes will have the same effect as “AGAINST” votes for any proposal except Proposal Nos. 1 and 5. For Proposal Nos. 1 and 5, broker non-votes will have no effect and will not be counted towards the vote total.

Q:	When should I send in my proxy card?

A:	You should send in your proxy card by mail as soon as possible so that your shares will be voted at the special meeting.

Q:	Can I change my vote after I have delivered my proxy?

A:
Yes. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (1) by giving written notice to Robin Ann Gorelick, Esq., at c/o Law Offices of Gorelick & Associates, 468 N. Camden Drive  Suite 361D, Beverly Hills, CA 90210, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the special meeting. Please note, however, that under the rules of the Exchanges and the NASDAQ Stock Market, any beneficial owner of our common stock whose shares are held in street name by a member brokerage firm may revoke his or her proxy and vote his or her shares in person at the special meeting only in accordance with applicable rules and procedures of the Exchanges and the NASDAQ Stock Market, as employed by the beneficial owner’s brokerage firm.

Q:	May I vote in person?

A:
Yes. You may attend the special meeting and vote your shares in person. If you hold shares in “street name” through a broker or other nominee, you must provide a legal proxy executed by your broker or other nominee to vote your shares at the meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this document and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	Who can help answer my questions?

A:
If you have any questions about the Plan of Exchange Agreement, the issuance of shares pursuant to the Plan of Exchange Agreement, the amendment to our certificate of incorporation or any of the other proposals, or about how to submit your proxy, or if you need additional copies of this document or the enclosed proxy card, you should contact:

Emvelco Corp.
10990 Wilshire Blvd., Suite 1220,
Los Angeles, CA 90024
Attention: Yossi Attia, CEO
Phone: (323) 822-1750

Q:	Who is soliciting my proxy and bearing the cost of this proxy solicitation?

A:
Emvelco is making the solicitations made in this proxy statement. We will pay the solicitation costs, which includes the cost of printing and distributing proxy materials and soliciting of votes. Our directors, officers and employees may solicit proxies without additional compensation.

Q:	Where can I find more information about the companies?

A:	You can find more information about us from various sources described under “Where You Can Find More Information” below.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD *, 2008

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this proxy statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the special meeting of stockholders and at any adjournments or postponements thereof. The special meeting will be held at 468 N Camden, Second Floor, Beverly Hills, California 90210, on *, 2008, at 11:30 a.m., local time. The matters to be considered and asked upon at the meeting are described below in this proxy statement. When used in this proxy statement, the terms “we,” “us,” “our” and “Emvelco” refer to Emvelco Corp.

The principal executive office of Emvelco is located at 10990 Wilshire Blvd., Suite 1220, Los Angeles, CA 90024. The approximate date on which this proxy statement and form of proxy card are first being sent or given to stockholders is *, 2008.

Purposes of the Special Meeting

The purposes of the special meeting are for our stockholders to consider and vote on the following proposals:

1.	approval of the issuance of up to 50,000,000 shares of our common stock upon the conversion and the resulting change of control that will occur in connection with the share issuance;

2.	an amendment to our certificate of incorporation to increase the authorized shares of our common stock from 35,000,000 to 400,000,000;

3.	election of six (6) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

4.	authorizing the adoption of the 2008 Stock Incentive Plan; and

5.	such other business as properly may come before the special meeting or any adjournments or postponements thereof.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

You are entitled to vote at the special meeting if our stockholder records show that you held our common stock, $0.001 par value per share, as of the close of business on *, 2008 (the “Record Date”), which is the record date for determining the holders of stock who are entitled to receive notice of and to vote at the special meeting. Each share of common stock entitles its owner to one vote on each matter submitted to the stockholders.

On the Record Date, * shares of common stock were outstanding and eligible to be voted at the special meeting.

Quorum and Vote Required

The presence, in person or by proxy, of a majority in voting power of the outstanding shares of our common stock is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted towards a quorum. The required vote for the Proposals are as follows:

For Proposal No. 1— approval of the issuance of up to 50,000,000 shares of our common stock upon conversion of the shares of Preferred Stock and the resulting change of control that will occur in connection with the share issuance—although we are not required to obtain shareholder approval for this item we are seeking the affirmative vote of the holders of a majority in voting power of our common stock present, in person or represented by proxy, and entitled to vote at the special meeting.

For Proposal No. 2—approval of an amendment to our certificate of incorporation to increase the authorized shares of our common stock from 35,000,000 to 400,000,000—the vote required to approve Proposal No. 2 is governed by Delaware law and requires the affirmative vote of the holders of a majority in voting power of our outstanding common stock voting. You may vote in favor of Proposal No. 2 or against the proposal or may abstain from voting. Abstentions and broker non-votes will be considered in determining the number of votes required to obtain the necessary majority vote, and will have the same legal effect as voting against the proposal.

For Proposal No. 3- election of six (6) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

For Proposal No. 4-authorizing the adoption of the 2008 Stock Incentive Plan. The vote required to approve Proposal No. 4 requires the affirmative vote of the holders of a majority in voting power of our common stock present, in person or represented by proxy, and entitled to vote at the special meeting..

Under the rules of the NASDAQ Stock Exchanges, or the Exchanges, that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchanges. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the special meeting for each proposal and the number of votes required obtaining the necessary majority vote in Proposal Nos. 1 through 2, and will have the same legal effect as voting against the proposal.

Voting of Shares

You may vote by proxy or in person at the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the meeting, you must bring to the meeting a proxy from the record holder of the shares authorizing you to vote at the meeting.

Shares of our stock represented by properly executed proxies received at or before the meeting and not revoked will be voted in the manner specified on such proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” each of the proposals. If any other matters are properly brought before the special meeting, the persons named in the enclosed proxy card will vote the proxies in accordance with their best judgment. Properly executed proxies marked “ABSTAIN,” will be counted for purposes of determining whether there is a quorum at the meeting and will be considered in determining the number of votes required to obtain the necessary majority vote, and will have the same legal effect as voting against each proposal.

The enclosed proxy provides that you may vote your shares of common stock and preferred stock “FOR,” “AGAINST” or “ABSTAIN” from voting with respect to each of the proposals. As of *, 2008, Yossi Attia, our chief executive officer held or controlled approximately 32.81% of our shares of our common stock.

Voting By Proxy Holders

You should specify your choices with regard to each of the proposals on the enclosed proxy card. All properly executed proxy cards delivered to us in time to be voted at the special meeting and not revoked will be voted at the special meeting in accordance with the directions noted on the proxy card. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted “FOR” all proposals. If any other matters properly come before the special meeting, the persons named as proxies will vote upon such matters according to their best judgment.

Recommendation of our Board of Directors

Our board of directors determined that the issuance of up to 50,000,000 shares of common stock upon the conversion of the Series A Convertible Preferred Stock and the resulting change in control of Emvelco, the amendment to our certificate of incorporation, the election of the directors and the adoption of the 2008 Stock Incentive Plan are each advisable, fair to and in the best interest of our stockholders and has recommended that you vote “FOR” all of the proposals listed herein.

How to Revoke Your Proxy

Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (1) by giving written notice to Robin Ann Gorelick, Esq., at c/o Law Offices of Gorelick & Associates, 468 N. Camden Drive  Suite 361D, Beverly Hills, CA 90210, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the special meeting. Please note, however, that under the rules of the Exchanges and the NASDAQ Stock Market, any beneficial owner of our common stock whose shares are held in street name by a member brokerage firm may revoke his or her proxy and vote his or her shares in person at the special meeting only in accordance with applicable rules and procedures of the Exchanges and the NASDAQ Stock Market, as employed by the beneficial owner’s brokerage firm.

Cost of This Proxy Solicitation

Emvelco is making the solicitations made in this proxy statement. In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them, and we will reimburse them for the reasonable, out-of-pocket expenses they incur in doing so. Emvelco has retained the services of InvestorCom, Inc. to provide proxy advisory services and solicit proxies for a fee of up to $10,000, plus expenses.

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact:

Emvelco Corp.
10990 Wilshire Blvd., Suite 1220
Los Angeles, CA 90024
Attention: Yossi Attia, CEO
Phone: (323) 822 1750

APPROVAL OF ISSUANCE OF UP TO 50,000,000 SHARES OF COMMON STOCK

UPON CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK

(Proposal No. 1)

The Company and Davy Crockett Gas Company, LLC, a privately-held Nevada corporation and which we refer to as DCG, have entered into an Agreement and Plan of Exchange, dated May 1, 2008, as amended (the “Plan of Exchange Agreement”), pursuant to which we acquired all of the issued and outstanding securities of DCG in consideration of convertible notes that were convertible into shares of common stock of the Company. On June 11, 2008, the Company, DCG and the former members of DCG agreed to amend the Plan of Exchange Agreement, pursuant to which the convertible notes were terminated and shares of Series A Convertible Preferred Stock (the “Preferred Stock”) with an aggregate stated value of $50,000,000 were issued to the former members of DCG.

The shares of Series A Preferred Stock are convertible, at any time at the option of the Company, subject to increasing the authorized shares of common stock of the Company from 35,000,000 to 400,000,000 into an aggregate of 50,000,000 shares of common stock. Holders of the Series A Preferred Stock are entitled to receive, if funds are legally available, without any further action from the Company’s board of directors, non-cumulative dividends equal to 25% of the Net Operating Income derived from oil and gas production on the properties (the “Property”) held by Davy Crockett Gas Company LLC (the “Net Operating Income”) on an annual audited basis (the “Annual Dividend”). Net Operating Income will be equal to net revenue generated from the Property to DCG, less operating expenses and all applicable taxes related to the operation of the Property. Dividends on the Preferred Stock will be paid in preference to any dividends paid on the Common Stock. The Annual Dividend shall be payable on the earlier of 15 days from the Company filing its annual report with the Securities and Exchange Commission or April 30th of the applicable year (“Dividend Payment Date”). In the event that a Holder converts its shares of Preferred Stock prior to a Dividend Payment Date, then Holder shall not be entitled to receive any portion of such dividends paid during the applicable year. In the event that the Net Operating Income for the Property (as defined below) for any year is zero or negative, then the Stated Value shall be reduced by 10%. For example, if the Net Operating Income is negative for the year ended December 31, 2009, then the Stated Value shall be reduced by $50.

In the event of any liquidation or winding up of the Company, the holders of Series A Preferred Stock will be entitled to receive, in preference to holders of common stock, an amount equal to the stated value plus and any owed dividends. We granted the holdings of the preferred stock piggy back registration rights. The holders of the Series A Preferred Stock do not hold voting rights and may be redeemed by the Company at anytime.

The holders of the Series A Preferred Stock are restricted from converting its securities and receiving shares of its common stock if such conversions exceed 19.99% of the outstanding shares of common stock, per each member individually and not as a group, unless such issuance is approved by the shareholders of the Company.

Each share of Preferred Stock shall automatically convert, without any further action of either party, upon the closing of an equity or debt financing in the amount of at least $15,000,000.

Vote Required

On June 6, 2008, the Company provided NASDAQ with notice of its intent to voluntarily delist from The NASDAQ Stock Market, which notice was amended on June 10, 2008. The Company is voluntarily delisting to reduce and more effectively manage its regulatory and administrative costs, and to enable Company management to better focus on its business on developing the natural gas drilling rights recently acquired in connection with the acquisition of Davy Crockett Gas Company, LLC, which was announced on May 9, 2008.

The Company has requested that its shares be suspended from trading on NASDAQ at the open of the market on June 16, 2008. The Company’s shares have been accepted for quotation and trading on the OTC Bulletin Board under the symbol "EMVL." The Company filed a Form 25 with the Securities and Exchange Commission on June 16, 2008. The Company expects that the delisting from NASDAQ will be effective or on or about June 26, 2008.

As we expect that we will be delisted from the NASDAQ, we are not required to obtain shareholder approval in connection with the issuance of the shares of common stock upon conversion of the Series A Preferred Stock. However, we are still seeking the affirmative vote of the holders of a majority in voting power of our common stock present, in person or represented by proxy, and entitled to vote at the special meeting and voting. Abstentions will be counted towards the vote total and will have the same effect as voting against the proposal. Broker non-votes, if any, will have no effect and will not be counted towards the vote total.

Recommendation of our Board of Directors

As discussed above, at a meeting on *, 2008, our board of directors determined that the issuance of up to 50,000,000 shares of common stock upon conversion of the Series A Preferred Stock is advisable, fair to and in the best interests of our stockholders, approved the share issuance and the resulting change in control of Emvelco, and the proposed amendment to our certificate of incorporation, and recommended that you vote in favor of the share issuance and the resulting change of control and the proposed amendment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

PRO FORMA SECURITY OWNERSHIP OF THE COMPANY AFTER THE PLAN OF EXCHANGE AGREEMENT

The following table provides information, after giving pro forma effect to the conversion of the Series A Preferred Stock into 50,000,000 shares of common stock, with respect to the anticipated beneficial ownership of the common stock of the combined company by:

•	each person expected to be a director or executive officer of the combined company;

•	each person expected to be the beneficial owner of more than 5% of our common stock anticipated to be outstanding after conversion of the shares of Series A Preferred Stock; and

•	all such directors and executive officers as a group.

The Company and Davy Crockett Gas Company, LLC, a privately-held Nevada corporation and which we refer to as DCG, have entered into an Agreement and Plan of Exchange, dated May 1, 2008, as amended (the “Plan of Exchange Agreement”), pursuant to which we acquired all of the issued and outstanding securities of DCG in consideration of convertible notes that were convertible into shares of common stock of the Company. On June 11, 2008, the Company, DCG and the former members of DCG agreed to amend the Plan of Exchange Agreement, pursuant to which the convertible notes were terminated and shares of Series A Convertible Preferred Stock (the “Preferred Stock”) were issued to the former owners of DCG. The address of each individual listed below is c/o Law Offices of Gorelick & Associates, 468 N. Camden Drive, Suite 244, Beverly Hills, CA 90210:

5% Stockholders of the Combined Company:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
PMFT Holdings, Ltd. (1)	15,000,000	26.21%
Corporate Group Services Limited (2)	15,000,000	26.21%
Sully, LLC (3)	10,000,000	17.47%
Beacon Financial Corp. (4)	10,000,000	17.47%
Atia Family Trust (5)	1,610,619	2.81%

Expected Directors and Executive Officers of the Company:

Yossi Attia (5)	1,610,619	2.81%

(1) Mr. Kent Petty, a US Citizen, has voting control and investment discretion over the securities held by this party..

(2) Baykan Turkben, a citizen of Cyprus, has voting control and investment discretion over the securities held by this party. Baykan Turkben is the mother of  Mike M. Mustafoglu, who is a nominee for director of the Company. Mr. Mustafoglu disclaims any beneficial ownership in theses securities.

(3) Mr. Don Sullivan, a US Citizen, has voting control and investment discretion over the securities held by this party.

(4) Mr. Richard Fitzler, a US Citizen, has voting control and investment discretion over the securities held by this party.

(5) Yossi and Anat Attia, all are US Citizens, have voting control and investment discretion over the securities held by this party.

MARKET FOR EMVELCO’S COMMON STOCK

Emvelco’s common stock is traded on the NASDAQ Capital Market under the symbol "EMVL". Emvelco suspended trading on the Nasdaq Capital Market on June 16, 2008 and expects to be delisted effective June 26, 2008. The Company is currently trading on the Over the Counter Bulletin Board.

The following table sets forth the high and low bid prices for the Company’s common stock during the periods indicated as reported by NASDAQ.

	High ($)	Low ($)
Quarter Ended:

2006
March 31, 2006	4.05	3.14
June 30, 2006	3.35	2.36
September 30, 2006	2.61	1.41
December 31, 2006	2.76	1.67

2007
March 31, 2007	1.93	1.30
June 30, 2007	1.60	1.17
September 30, 2007	1.56	0.92
December 31, 2007	1.10	0.40

2008
March 31 2008	1.60	0.41
June 30, 2008	1.44	0.43
* Through June 17, 2008

On June 17, 2008 the closing bid price on the OTCBB for the Company’s common stock was $0.43.

Holders of Common Stock

As of *, 2008 the Company had * shares of common stock outstanding and * shareholders of record. The Company was advised by its transfer agent, the American Stock Transfer & Trust Company, that according to a search made, the Company has approximately 6,153 beneficial owners who hold their shares in street names.

Dividends

It has been the policy of the Company to retain earnings, if any, to finance the development and growth of its business.

Sale of Securities that were not registered Under the Securities Act of 1933

During the year ended December 31, 2006, the Company issued an aggregate of 104,975 shares of common stock to Moshe J Schnapp in payment of services rendered to the Company. These shares were issued in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

Treasury Stock Repurchase

In June 2006, the Company's Board of Directors approved a program to repurchase, from time to time, at management's discretion, up to 700,000 shares of the Company's common stock in the open market or in private transactions commencing on June 20, 2006 and continuing through December 15, 2006 at prevailing market prices. Repurchases will be made under the program using our own cash resources and will be in accordance with Rule 10b-18 under the Securities Exchange Act of 1934 and other applicable laws, rules and regulations. The Shemano Group acts as agent for our stock repurchase program. As of today, the Company held 657,862 treasury shares at a cost of $1,284,028.

Pursuant to the unanimous consent of the Board of Directors in September 2006, the number of shares that may be purchased under the Repurchase Program was increased from 700,000 to 1,500,000 shares of common stock and the Repurchase Program was extended until October 1, 2007, or until the increased amount of shares is purchased.

On February 16, 2007, the Company completed the final sale of Navigator. The purchase price paid to the Company is $3,200,000 in cash and the transfer to the Company of 622,531 shares of the Company. On May 3, 2007 the Company surrendered said 622,531 stock certificates together with stock powers to American Stock Transfer & Trust Company the Company’s transfer agent for cancellation and return to Treasury.

 The following table sets forth the cash compensation (including cash bonuses) paid or accrued and equity awards granted by us for years ended December 31, 2007 to the Company’s CEO and our most highly compensated officers other than the CEO at December 31, 2007 whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	Total ($)
Yossi Attia	2007	$240,000	120,000	$—	—	$360,000
Robin Gorelick	2007	155,000	—	—	—	155,000

Totals	2007	$395,000	120,000	$—		$515,000
Yossi Attia (1) (2)	2006	$184,000	—	$93,750	—	$277,750

(1) Mr. Attia was appointed as CEO of the Company on August 14, 2006.

(2) In accordance with Mr. Attia’s employment agreements, Mr. Attia was entitled to receive 111,458 shares of common stock for the period from August 14, 2006 to August 13, 2007 representing a compensation of $250,000 to be paid in the form of Company shares of common stock. No shares have been issued.

OUTSTANDING EQUITY AWARDS

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Yossi Attia (1)	100,000	(2)	—	—	$3.40	03/12/2011	50,000	(3)	$92,500	(3)	—	—

(1)	Mr. Attia was appointed as Chief Executive Officer of the Company on August 14, 2006.

(2)
On March 22, 2005, the Company granted 100,000 options to Yossi Attia. The stock options granted vest at the rate of 25,000 options on each September 22 of 2005, 2006, 2007 and 2008, respectively. The exercise price of the options ($3.40) is equal to the market price on the date the options were granted.

(3)
In accordance with Mr. Attia’s employment agreement, Mr. Attia was entitled to receive 111,458 shares of common stock for the first year. No shares have been issued. The 25,000 option represents the shares of common stock that have not vested to date. The value of such shares is based on the closing price for the Company’s common stock of $0.51 as of December 31, 2007.

Except as set forth above, no other named executive officer has received an equity award.

DIRECTOR COMPENSATION

The following table sets forth with respect to the named Director, compensation information inclusive of equity awards and payments made in the year end December 31, 2007.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Stewart Reich	$65,000	—	—	—	$65,000
Ilan Kenig	50,000	—	—	—	50,000
Darren C Dunckel*)	120,000	—	—	—	120,000
Gerald Schaffer	50,000	—	—	—	50,000

Total	$285,000	—	—	—	$285,000
 *) - As salary via Verge

 OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were other grants of Stock Options/SAR made to the named Executive and President during the fiscal year ended December 31, 2007.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options/SARs at FY-end (#) Exercisable/ Unexercisable	Value of the unexercised in the money options/SARs at FY-end ($)* Exercisable/ Unexercisable
Yossi Attia, CEO, Director	None	None	100,000	$0.00

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's common stock quoted on the NASDAQ as of December 31, 2007, which was $0.51 per share. None of Mr. Attia's options are presently in the money.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

The Company entered into a six-year agreement with its former CEO, Csaba Törő on October 18, 1999, which commenced January 1, 2000, and provided for an annual compensation of $96,000. The agreement was amended in 2004 and 2005. The amended agreement provided for an annual salary of $200,000 and a bonus of up to $150,000 in 2006, 2007 and 2008, as well as an annual car allowance of $30,000 for the same period. On May 24, 2006, the Company entered into a Severance Agreement with Mr. Toro in order to define the severance relationship between the two parties. In consideration for Toro agreeing to relinquish and release all rights and claims under the Employment Agreement, including the payment of his annual salary, the Company agreed to pay Mr. Toro $750,000. In addition, Mr. Toro has submitted his resignation as CEO and as a Director of the Company effective June 1, 2006. The severance was paid in full in May 2006.

The Company entered into a two-year employment agreement with Moshe Schnapp as President and Director of the Company which commenced on April 15, 2005, and provided for an annual compensation of $250,000 to be paid in the form of the Company shares of common stock. The number of shares to be received by Mr. Schnapp was calculated based on the average closing price 10 days prior to the commencement of each employment year. For the year ended April 14, 2006, Mr. Schnapp received 82,781 of the Company shares of common stock of which 58,968 were issued in January 2006. In July 2006, we issued the remaining 46,007 shares of common stock for services through July 30, 2006. Mr. Schnapp resigned as President and director in August 2006. Mr. Schnapp waived his rights to any further compensation.

Effective July 1, 2006, the Company entered into a five-year employment agreement with Yossi Attia as the President of ERC which commenced on July 1, 2006 and provides for annual compensation of $240,000 and an annual bonus of not less than $120,000 per year, as well as an annual car allowance for the same period. Mr. Attia will be entitled to a special bonus equal to 10% of the EBITDA of ERC, which such bonus is payable in shares of common stock of the Company; provided, however, the special bonus is only payable in the event that Mr. Attia remains continuously employed by ERC and Mr. Attia shall not have sold shares of common stock of the Company on or before the payment date of the special bonus unless such shares were received in connection with the exercise of an option that was scheduled to expire within one year of the date of exercise. In addition, on August 14, 2006, the Company amended the Agreement to provide that Mr. Attia shall serve as the CEO of the Company for a term of two years commencing August 14, 2006 and granting annual compensation of $250,000 to be paid in the form of Company shares of common stock. The number of shares to be received by Mr. Attia is calculated based on the average closing price 10 days prior to the commencement of each employment year. Mr. Attia will receive 111,458 of the Company shares of common stock for his first year service. No shares have been issue to Mr. Attia in 2006. The board of directors of AGL approved the employment agreement between AGL and Mr. Yossi Attia, the controlling shareholder and CEO of the Company. The agreement goes into effect on the date that the aforementioned allotments are consummated and stipulates that Mr. Attia will serve as the CEO of AGL in return for a salary that costs AGL an amount of US$ 10 thousand a month. Mr. Attia is also entitled to reimbursement of expenses in connection with the affairs of AGL, in accordance with AGL policy, as set from time to time. In addition Mr. Attia is entitled to an annual bonus of 2.5% of the net, pre-tax income of the Company in excess of NIS 8 million.

The board of directors of AGL approved an employment agreement between the Company and Mr. Shalom Attia, the controlling shareholder and CEO of AP Holdings Ltd. The agreement goes into effect on the date that the aforementioned allotments are consummated and stipulates that Mr. Shalom Attia will serve as the VP - European Operations of AGL in return for a salary that costs the Company an amount of US$ 10 thousand a month. Mr. Attia is also entitled to reimbursement of expenses in connection with the affairs of the Company, in accordance with Company policy, as set from time to time. In addition, Mr. Shalom Attia is entitled to an annual bonus of 2.5% of the net, pre-tax income of AGL in excess of NIS 8 million.

The aforementioned agreements were ratified by the general shareholders meeting of AGL on 30 October 2007.

Effective July 1, 2006, Verge entered into a non written year employment agreement with Darren C Dunckel as the President of Verge which commenced on July 11, 2006 and provides for annual compensation in the amount of $120,000, the employment expense which was capitalized related to such agreement was $120,000 for the year ended December 31, 2007.

The employment agreements mentioned above further provide that, if employment is terminated other than for willful breach by the employee, for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, Director, employee or consultant, although bonuses are paid to some individuals.

DIRECTOR COMPENSATION

Before June 11, 2006, Directors who are also officers of the Company were not separately compensated for their services as a Director. Directors who were not officers received cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit and Compensation Committee Meeting attended either in person or by telephone. Non-employee Directors were reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they served and were eligible to receive awards under the Company’s 2004 Incentive Plan.

The Board has approved the modification of Directors' compensation on its special meeting held on June 11, 2006. Directors who are also officers of the Company are not separately compensated for their services as a Director. Directors who are not officers receive cash compensation for their services as follows: $40,000 per year and an additional $5,000 if they sit on a committee and an additional $5,000 if they sit as the head of such committee. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under our 2004 Incentive Plan.

STOCK OPTION PLAN

2004 Incentive Plan

General

The 2004 Incentive Plan was adopted by the Board. The Board initially reserved 800,000 shares of common stock for issuance under the 2004 Incentive Plan. In 2005, the Plan was adjusted to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees.

Administration

The 2004 Incentive Plan is administered by the Company's Board, as the Board may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board.

Notwithstanding the foregoing, the Board may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board, and delegate to the Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan, subject to certain limitations.

Members of the Board who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2004 Incentive Plan, options may be granted to key employees, officers, Directors or consultants of the Company, as provided in the 2004 Incentive Plan.

Terms of Options

The term of each option granted under the Plan shall be contained in a stock option agreement between the optionee and the Company and such terms shall be determined by the Board consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the common shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive Plan), or in the case of the grant of an ISO to a principal stockholder, not less that 110% of fair market value of such common shares at the time such option is granted. The purchase price of the common shares subject to each Non-ISO shall be determined at the time such option is granted, but in no case less than 85% of the fair market value of such common shares at the time such option is granted.

(b) VESTING. The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board, in its discretion, at the time such option is granted.

(c) EXPIRATION. The expiration of each option shall be fixed by the Board, in its discretion, at the time such option is granted; however, unless otherwise determined by the Board at the time such option is granted, an option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board, in its discretion, at the time such option is granted.

(d) TRANSFERABILITY. No option shall be transferable, except by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the optionee only by him. No option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which options may be granted under the Plan, the number and class shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and all such options, shall each be proportionately adjusted for any increase decrease in the number of issued common shares resulting from split-up spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the optionee shall have the right immediately prior to any such transaction to exercise his option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

APPROVAL OF THE AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
(Proposal No. 2)

Description of Amendment

Our certificate of incorporation currently authorizes the issuance of 40,000,000 shares of stock, consisting of 35,000,000 shares of common stock, par value of $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Of the 5,000,000 shares of authorized preferred stock, no shares have been designated.

Our board of directors has adopted and recommends that our stockholders approve an amendment to our certificate of incorporation to increase our authorized common stock from 35,000,000 to 400,000,000 shares. Our authorized preferred stock is currently 5,000,000 shares. If this amendment is approved, our total authorized capital stock will be 405,000,000 shares. A copy of the proposed amendment is attached as Annex B to this proxy statement.

Vote Required

The vote required to approve the amendment to our certificate of incorporation to increase the authorized shares of our common stock is the affirmative vote of the holders of a majority in voting power of our outstanding common stock voting. Abstentions and broker non-votes will be considered in determining the number of votes required to obtain the necessary majority vote, and will have the same legal effect as voting against the proposal.

Reasons for the Amendment

Our board of directors believes that it is in our best interest to increase the number of shares of common stock that we are authorized to issue in order to give us the number of shares required to effect the conversion of the Series A Preferred Stock into shares of common stock. Our board of directors also believes that the availability of additional authorized shares will provide the combined company with the flexibility to issue securities for other proper corporate purposes, which may be identified in the future, such as to raise equity capital, to issue shares (or reserve additional shares for issuance) under additional employee benefit plans, to acquire other companies and to grant warrants. No additional action or authorization by our stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted. We currently do not have any commitment, arrangement, understanding or agreement to issue shares of our common stock subsequent to the increase in authorized shares, but expect that we will need to issue additional shares in the future to fund the development of the DCG business, which may not be available to the combined company on acceptable terms, or at all. Any such financing could dilute your ownership interest in the combined company,” DCG currently estimates that it will need to raise approximately $50 million in financing in 2008. We currently cannot estimate the number of shares of common stock of the combined company that will be necessary to be issued to meet our financing needs following the consummation of the Plan of Exchange Agreement. The number of shares required to be issued will depend on a number of factors including, the trading price of our common stock at the time of any such financing, the amount of capital we are able to raise, investor reaction to the Plan of Exchange Agreement and investor interest in the combined company, whether our stock is approved, and if approved, whether we are able to maintain our listing on the NASDAQ Capital Market, and general market conditions.

Effect of the Amendment

Effectiveness of Amendment . If approved by our stockholders and filed with the Secretary of State of the State of Delaware, the amendment to our certificate of incorporation will increase our authorized common stock from 35,000,000 to 400,000,000 shares. Our authorized preferred stock is currently 5,000,000 shares. If this amendment is approved, our total authorized capital stock will be 405,000,000 shares. Our board of directors expects that the amendment would be filed with the Secretary of State of the State of Delaware immediately before the acquisition of DCG.

Dilutive Effect of Potential New Stock Issuances . The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

Anti-Takeover Effect of Increase in Authorized Capital Stock . The increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect. Although our board of directors is not proposing an increase in our authorized capital stock for this purpose, the board could, subject to its fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of Emvelco, and following the Plan of Exchange Agreement, the combined company, through a transaction opposed by our, or the combined company’s, as applicable, board of directors.

Board Discretion to Increase Authorized Shares . Notwithstanding approval of this proposal by the stockholders, the board of directors may abandon the proposed amendment prior to the effectiveness of any filing with the Secretary of State of the State of Delaware without further approval of our stockholders, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

Recommendation of our Board of Directors

Our board of directors has adopted a resolution setting forth the proposed amendment to our certificate of incorporation and declaring that such amendment is advisable and in the best interests of Emvelco and our stockholders. Accordingly, our board of directors recommends that our stockholders vote in favor of Proposal No. 2.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

ELECTION OF DIRECTORS
(Proposal No. 3)

At the meeting, six (6) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Stewart Reich, Yossi Attia, Gerald Schaffer, Michael Mustafoglu, John B. O’Brien and Arthur R. Flew (collectively, the “Nominees”). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Stewart Reich , age 63, Chairman of the Board since June 2004, was CEO and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr. Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that, Mr. Reich held various positions at a number of subsidiaries of AT&T Corp. Mr. Reich have been a Director of the Company since 2002. Mr. Reich is Chairman of the Board, as well as head of the Audit Committee and the Compensation Committee.

Yossi Attia , age 45, has been self employed as a real estate developer since 2000. Mr. Attia was appointed to the Board of Directors (“Board”) on February 1, 2005, and as the CEO and President of the Company on August 14, 2006. Prior to entering into the real estate development industry, Mr. Attia served as the Senior Vice President of Investments of Interfirst Capital from 1996 to 2000. From 1994 though 1996, Mr. Attia was a Senior Vice President of Investments with Sutro & Co. and from 1992 through 1994. Mr. Attia served as the Vice President of Investments of Prudential Securities. Mr. Attia received a Bachelor of Arts (“BA”) in economics and marketing from Haifa University in 1987 and a Masters of Business Administration (“MBA”) from Pepperdine University in 1995. Mr. Attia held Series 7 and 63 securities licenses from 1991 until 2002. Effective March 21, 2005, Mr. Attia was appointed as a member of the Audit Committee and the Compensation Committee. In June 2006, Mr. Attia was appointed as the CEO of ERC. Upon his appointment as the CEO of ERC, Mr. Attia was not considered an independent Director. Consequently, Mr. Attia resigned from all committees.

Gerald Schaffer , age 83, on June 22, 2006, the Board of Directors of the Company appointed unanimously Mr. Schaffer as director as well as member of the Audit and Compensation committees. There are no understandings or arrangements between Mr. Schaffer and any other person pursuant to which Mr. Schaffer was selected as a director. Mr. Schaffer does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or an executive officer or any major shareholder. Gerald Schaffer has been extensively active in corporate, community, public, and government affairs for many years, having served on numerous governmental boards and authorities, as well as public service agencies, including his current twenty-one year membership on the Board of Directors for the American Lung Association of Nevada. Additionally, Mr. Schaffer is a past member of the Clark County Comprehensive Plan Steering Committee, as well as a former Commissioner for Public Housing on the Clark County Housing Authority. For many years he served as a Planning Commissioner for the Clark County Planning Commission, which included the sprawling Las Vegas Strip. His tenure on these various governmental entities was enhanced by his extensive knowledge of the federal government. Mr. Schaffer is Chairman Emeritus of the Windsor Group and a founding member of both Windsor and its affiliate — Gold Eagle Gaming. Over the years the principals of Windsor have developed shopping and marketing centers, office complexes, hotel/casinos, apartments, residential units and a wide variety of large land parcels. Mr. Schaffer continues to have an active daily role in many of these subsidiary interests. He is also President of the Barclay Corporation, a professional consulting service, as well as the Barclay Development Corporation, dealing primarily in commercial land acquisitions and sales.

Mike M. Mustafoglu, age 58, will also serve as the Chairman of the Board of Directors. Mr. Mustafoglu is the founder and President of TransGlobal Financial Services LLC. Prior to establishing TransGlobal in 1991, Mr. Mustafoglu served as the president of the petroleum related companies owned by the Oxbow Group. Oxbow has been engaged in oil and gas exploration and production, electricity generation, petroleum trading and refining, coal and coke trading and merchant fuel operations. As President, Mr. Mustafoglu oversaw the following Oxbow companies:

- Oxbow Energy: Exploration & Production

- Oxbow Resources: Oil, gasoline and fuel oil trading and refining

- Petroport Terminals: Storage & wholesale marketing

- Oxbow Hydrocarbons: Refining & marketing; gas liquids trading

- Pacific Basin Transportation: Fuel transportation & distribution

Prior to joining Oxbow in 1984, Mr. Mustafoglu was with J. Paul Getty's Getty Oil Company, where he was Vice President of Finance for Getty Oil Canada, which became part of Texaco in 1984. Mr. Mustafoglu started his career in the oil business as a geophysicist with Shell Oil Company in 1974. Mr. Mustafoglu has served as director on the boards of various public and private companies. Mr. Mustafoglu received a Bachelor of Science degree in Electrical Engineering from Wichita State University in Kansas in 1974, where he attended school as a Fulbright Scholar. He earned a Masters in Business Administration in finance and quantitative science from University of Southern California/University of Houston in 1978.

Arthur R. Flew, age 60, will serve as a director of the Company.  Mr. Flew is presently serving as COO of AAXIS Group, an offshore software services company located in Los Angeles, CA and in Chengdu, China.  Prior to starting the China Company in 2007, Mr. Flew served from March 2005 to March 2007 as the CEO of KARVY Global Services, a stock broking and investment banking firm located in Hyderabad, India.  Prior to his time with KARVY, Mr. Flew spent six years as founder and CEO/President of MphasiS and MsourcE, two large offshore outsourcing companies in India. He also spent 20 years with CitiGroup in various management positions. He served as Global Head of Technology, Operations, Control and Logistics for The Citibank Private Bank out of Zurich, Switzerland, as well as SCOO for Switzerland, Head of International Fund Operations and Technology out of Luxembourg and Head of Operations and Technology for the International Trust Companies. He managed operations in many international centers including Hong Kong, Tokyo, Singapore, Bangkok, London, New York, Milan, Madrid, Luxembourg, Jersey, Bahamas, Cayman, Paris, etc. His last few years at Citi were as Executive Vice President for Global Product Development and Technology for Diners Club International.

John B. O’Brien, age 64, will serve as a director of the Company. Mr. O’Brien is President and co-founder (in 1993) of Baker & O’Brien, Inc., an independent energy consulting firm serving the oil, natural gas, petrochemical and related industries. From July 1987 to February 1993, Mr. O’Brien served as Vice President and Director of Muse, Stancil & Co., an oil and gas consulting and development firm. From January 1986 to July 1987, Mr. O’Brien served as Energy Director of Arthur D. Little Far East, a Singapore-based management consulting firm. From June 1983 to January 1986, he served as Managing Director of O’Brien, Wetzel & Associates, an Australian-based oil consulting and project development company. Prior to 1983, Mr. O’Brien served as the Houston Office Manager for the Texas-based oil consultancy, Purvin & Gertz, Inc.; as international Project Manager for the engineering and construction company, Pritchard International Corporation; and as a Senior Engineer with the Caltex Petroleum Corporation. Mr. O’Brien has a Bachelor of Science and a Master of Science Degree in Chemical Engineering from the Massachusetts Institute of Technology and is a registered Professional Engineer in the State of Texas. He is a member of the American Institute of Chemical Engineers and serves as his company’s representative on the Board of the National Petrochemical & Refiners Association.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2007 BOARD MEETINGS

In 2007, the board met 5 times. No director attended less than 80% of all of the combined total meetings of the board and the committees on which they served in 2006.

BOARD COMMITTEES

The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. As the Company does not have a nominating committee, all director nominees will be either selected, or recommended for selection to the Board of Directors by a majority of the Company’s independent members of its Board of Directors.

Audit Committee

The Audit Committee of the Board reviews the internal accounting procedures of the Company and consults with and reviews the services provided by our independent accountants. During the beginning of 2006, the Audit Committee consisted of Messrs. Stewart Reich, Ilan Kenig and Yossi Attia. Mr. Attia resigned in August, 2006 upon his election and appointment as CEO of Emvelco. Consequently, the Audit Committee appointed Gerald Schaffer to serve as the third member. Mssrs. Reich, Kenig and Schaffer are independent members of the Board. The Audit Committee held four meetings in 2007. Mr. Reich serves as the financial expert on the Audit Committee.

The audit committee has reviewed and discussed the audited financial statements with management; the audit committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and the audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company.

Compensation Committee

The Compensation Committee of the Board performs the following: i) reviews and recommends to the Board the compensation and benefits of our executive officers; ii) administers the stock option plans and employee stock purchase plan; and iii) establishes and reviews general policies relating to compensation and employee benefits. In 2006, the Compensation Committee consisted of Messrs Reich, Kenig and Attia. Mr. Attia resigned as a member of the Compensation Committee in August, 2006 upon his appointment as CEO of Emvelco. To fill this vacancy, the Board appointed Mr. Gerald Schaffer, an independent member of the Board, to serve as a member of the Compensation Committee. No interlocking relationships exist between the Board or Compensation Committee and the Board or Compensation Committee of any other company. During the past fiscal year the Compensation Committee did not meet as a committee since it had no business to discuss outside of the general board meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and persons who own more then 10 percent of the Company’s common stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, Directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2007. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2007, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, Directors and ten percent stockholders.

CODE OF ETHICS

The Company has adopted its Code of Ethics and Business Conduct for Officers, Directors and Employees that applies to all of the officers, Directors and employees of the Company.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DIRECTORS.

PROPOSAL NO. 3
APPROVAL OF THE 2008 EMPLOYEE STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2008 Employee Stock Incentive Plan (the "2008 Incentive Plan") and to authorize 5,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2008 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2008 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices.

General

The 2008 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 800,000 shares of Common Stock for issuance under the 2008 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2008 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2008 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2008 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2008 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2008 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2008 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2008 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2008 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2008 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2008 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2008 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such
Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2008 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2008 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2008 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2008 Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 Incentive Plan. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive

Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2008 Incentive Plan and the reservation of 5,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2008 Stock Incentive Plan.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2008 STOCK INCENTIVE PLAN.

OTHER BUSINESS

Our board of directors knows of no matters other than those referred to in the accompanying notice of special meeting of stockholders which may properly come before the special meeting. However, if any other matter should be properly presented for consideration and voting at the special meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Emvelco.

STOCKHOLDERS’ PROPOSALS FOR 2008 ANNUAL MEETING

In accordance with our Bylaws, proposals of stockholders, including recommendations for the board of directors, intended to be presented at the 2008 Annual Meeting of Stockholders must have been received by us at our executive offices in West Hollywood, on or before December 1, 2008 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and/or to be properly brought before the meeting.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

Unless contrary instructions are received, we may send a single copy of the proxy statement and notice of special meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038 (Attn: Emvelco Corp. Representative) or calling *.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

ELECTRONIC ACCESS TO ANNUAL MEETING MATERIALS

Your consent to access these documents over the Internet can save us postage and printing expense. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a stockholder of record, you may sign up for this service by contacting Robin Ann Gorelick, Esq., at c/o Law Offices of Gorelick & Associates, 468 N. Camden Drive  Suite 361D, Beverly Hills, CA 90210. If you hold your shares through a bank, broker or other holder of record, you should contact the record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 for information on the public reference room. The SEC maintains a website that contains annual, quarterly and current reports, proxy statements and other information that issuers, including us file electronically with the SEC. The SEC’s website is located at www.sec.gov.

Our Annual Reports on Form 10-KSB; Quarterly Reports on Form 10-QSB; Current Reports on Form 8-K; and any amendments to those reports filed or furnished pursuant to the Securities Exchange Act of 1934, as soon as reasonably practicable after the material is electronically filed with, or furnished to, the SEC. The information on our website is not incorporated by reference into this proxy statement.

ANNEX A

Certificate of Designation of
Preferences, Rights and Limitations OF
SERIES A PREFERRED STOCK OF
EMVELCO CORP.

Pursuant to Section 151 of the Delaware

General Corporation Law

I, Robin Ann Gorelick, Secretary Officer of Emvelco Corp., a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), in accordance with the provisions of Section 151 of such law, DO HEREBY CERTIFY that at a meeting of the Board of Directors that the following resolutions were adopted:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of Article FOURTH of the Corporation’s Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be, and hereby is, created, and the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, be, and hereby are, as follows:

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 100,000 (which shall not be subject to increase without the consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have $.001 par value and a stated value equal to $500.00 (as adjusted from time to time in accordance with the terms hereof, the “Stated Value”). In the event that the Net Operating Income (as defined below) for the Property (as defined below) for any year is zero or negative, then the Stated Value shall be reduced by 10%. For example, if the Net Operating Income is negative for the year ended December 31, 2009, then the Stated Value shall be reduced by $50. Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 6 hereof.

Section 2.  Dividends.

(a) Holders shall be entitled to receive, if funds are legally available, without any further action from the Corporation’s board of directors, non-cumulative dividends equal to 25% of the Net Operating Income (as defined below) derived from oil and gas production on the Adams Ranch properties (the “Property”) held by Davy Crockett Gas Company LLC (the “Net Operating Income”) on an annual audited basis (the “Annual Dividend”). Net Operating Income will be equal to net revenue generated from the Property to DCG, less operating expenses and all applicable taxes related to the operation of the Property. Dividends on the Preferred Stock will be paid in preference to any dividends paid on the Common Stock. The Annual Dividend shall be payable on the earlier of 15 days from the Corporation filing its annual report with the Securities and Exchange Commission or April 30th of the applicable year (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day)(“Dividend Payment Date”). In the event that a Holder converts its shares of Preferred Stock prior to a Dividend Payment Date, then Holder shall not be entitled to receive any portion of such dividends paid during the applicable year.

(b) So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution be made in respect of, any Junior Securities so long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

Section 3. Voting Rights. The Preferred Stock shall not have voting rights.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share plus accrued but unpaid dividends owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5.  Conversion.

(a)  (i) Conversions. Subject to increasing the authorized shares of common stock from 35,000,000 to 400,000,000, each share of Preferred Stock shall be convertible into shares of Common Stock determined by dividing the Stated Value of such share by the Set Price, at the sole option of the Corporation, at any time and from time to time from and after the Original Issue Date. For example, if the Corporation elects to convert Preferred Stock with an aggregate Stated Value of $500, then the Corporation shall be required to issue 500 shares of Common Stock assuming the Set Price of $1.00 has not been amended. The Corporation shall effect conversions by providing the Holder with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned by the Holder prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Corporation delivers such Notice of Conversion to the Corporation by facsimile (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Holder is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Further, each shares of Preferred Stock shall automatically convert, without any further action of either party, upon the closing of an equity or debt financing in the amount of at least $15,000,000.

(ii) Limitation on Number of Shares Issuable. Notwithstanding anything herein to the contrary, the Corporation shall not issue to any Holder any shares of Common Stock, including pursuant to any rights herein, including, without limitation, any conversion rights or right to issue shares of Common Stock in payment of dividends, to the extent such shares, when added to the number of shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock pursuant to Section 5(a)(i) would exceed 19.999% of the Corporation’s outstanding Common Stock immediately prior to the Conversion Date or such greater number of shares of Common Stock permitted pursuant to the corporate governance rules of the Principal Market that is at the time the principal trading exchange or market for the Common Stock, based upon share volume, as confirmed in writing by counsel to the Corporation (the “Maximum Aggregate Share Amount”), unless the Corporation first obtains shareholder approval permitting such issuances in accordance with the Principal Market rules (“Shareholder Approval”). Each Holder shall be entitled to a portion of the Maximum Aggregate Share Amount equal to the quotient obtained by dividing (x) such the number of shares of Preferred Stock initially purchased by such Holder by (y) the aggregate number of shares purchased by all Holders. Such portions shall be adjusted upward ratably in the event all of the shares of Preferred Stock of any Holder are no longer outstanding. If at any time the number of shares of Common Stock which could, notwithstanding the limitation set forth herein, be issuable and sold to all Holders during the following 12 months (assuming all dividends are paid in shares of Common Stock during such period of determination based upon the VWAP at the time of any such determination) equals or exceeds the Maximum Aggregate Share Amount, then the Corporation shall obtain the Shareholder Approval applicable to such issuance as soon as is possible.

(b) Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock.

(c) (i) The conversion price for each share of Preferred Stock shall equal $1.00 (the “Set Price”), subject to adjustment below.

(ii) if the Corporation, at any time while the Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock Outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(iii) except in connection with the issuance of securities associated with (a) shares of Common Stock or options to employees, officers, consultants or directors of the Corporation pursuant to any stock or option plan, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities issued in connection with acquisitions or (d) securities issued as equity enhancements in connection with standard non convertible debt transactions (“Excepted Issuances”), if the Corporation, at any time while the Preferred Stock is outstanding, shall issue rights, options or warrants to holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share (the “Effective Price”) less than the Set Price then in effect, then and in each such case the then existing Set Price shall be reduced to a price equal to the Effective Price (the “New Set Price”). Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(iv) except in connection with an Excepted Issuance, if the Corporation or any Subsidiary thereof at any time while any of the Preferred Stock is outstanding, shall offer, sell, grant any option or warrant to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock) (collectively, “Common Stock Equivalents”) entitling any Person to acquire shares of Common Stock, at an Effective Price per share less than the Set Price then the Set Price shall be reduced to a price equal the Effective Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.

(v) if the Corporation, at any time while the Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 5(c)(iii), then in each such case the Set Price shall be adjusted by multiplying the Set Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi) All calculations under this Section 5(c) shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock. For purposes of this Section 5(c), the number of shares of Common Stock deemed to be outstanding (the “Common Stock Outstanding”) as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(vii) Notwithstanding anything to the contrary herein, no adjustment shall be made hereunder in connection with an Excepted Issuance, or with connection to exiting other convertible instruments or warrants that were disclosed or filed by the Corporation prior of executing the Purchase Agreement.

(viii) Whenever the Set Price is adjusted pursuant to this Section the Corporation shall promptly mail to each Holder, a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation, or (b) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (a).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Common Stock Outstanding” shall have the meaning set forth in Section 5(c)(vi).

“Conversion Date” shall have the meaning set forth in Section 5(a)(i).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 5(c)(iv).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(c)(iv).

“Dividend Payment Date” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excepted Issuances” shall have the meaning as set forth in Section 5(c)(iii).

“Fundamental Transaction” means the occurrence after the date hereof of any of (a) the Corporation effects any merger or consolidation of the Corporation into another Person, (b) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (c) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (d) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Holder” shall have the meaning given such term in Section 1 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than those securities that are (a) outstanding on the Original Issue Date and (b) which are explicitly senior in rights or liquidation preference to the Preferred Stock.

“Liquidation” shall have the meaning given such term in Section 4.

“Notice of Conversion” shall have the meaning given such term in Section 5(a).

“Original Issue Date” shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Principal Market” initially means the Nasdaq Capital Market and shall also include the American Stock Exchange, Over-the-Counter Bulletin Board, the New York Stock Exchange, or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

“Purchase Agreement” means the Agreement and Plan of Exchange, as amended, entered by and between the Corporation and the Holders.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Set Price” shall have the meaning set forth in Section 5(c)(i).

“Share Delivery Date” shall have the meaning given such term in Section 5(b).

“Stated Value” shall have the meaning given such term in Section 1.

“Subsidiary” shall have the meaning given to such term in the Purchase Agreement.

“Trading Day” shall mean any day during which the Principal Market shall be open for business.

“Transaction Documents” shall mean the Purchase Agreement and all agreements entered into in connection therewith, including the Registration Rights Agreement and the Warrants.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b)  if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c)  if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

Section 8. Miscellaneous.

(a) Intentionally left blank.

(b) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(c) Upon a conversion hereunder the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If any fraction of a Conversion Share would, except for the provisions of this Section, be issuable upon a conversion hereunder, the Corporation shall pay an amount in cash equal to the VWAP immediately prior to the applicable conversion multiplied by such fraction.

(d) The issuance of certificates for Common Stock on conversion of Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted.

(e) To effect conversions or redemptions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such share of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and may not be reissued.

(f) Any and all notices or other communications or deliveries to be provided by the Holders of the Preferred Stock hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Executive Officer of the Corporation addressed to 10990 Wilshire Blvd. suite 1220, Los Angeles, California 90024; Fax Number: 310-477-7787 or to such other address or facsimile number as shall be specified in writing by the Corporation for such purpose. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, which address shall initially be the address of such Holder set forth on the signature pages of the Purchase Agreement, or such other address as the Corporation or a Holder may designate by ten days advance written notice to the other parties hereto. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) (with confirmation of transmission), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, (iv) one day after deposit with a nationally recognized overnight courier service, specifying next day delivery, with written verification of service, or (v) upon actual receipt by the party to whom such notice is required to be given.

(g) For purposes hereof, a share of Preferred Stock is outstanding until such date as the Holder shall have received the Conversion Shares or redemption amount (as the case may be) issuable or payable to it in accordance with this Certificate of Designations.

(h) Intentionally left blank.

(i) If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

(j) All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Los Angeles (the “California Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such California Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(k) Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver must be in writing.

(l) If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

(m) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(n) The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(o) Notwithstanding any other provision in this Certification of Designation, at any time during the period that any share of Preferred Stock remains outstanding, the Corporation shall have the right to redeem the shares of Preferred Stock and accrued and unpaid dividends by paying to each Holder an amount equal to the Stated Value and accrued and unpaid dividends (the “Prepayment Amount”). To affect this redemption by the Corporation, the Corporation shall provide each Holder with ten (10) days prior written notice of such redemption and upon receipt of such notice, the right of Conversion by each Holder shall terminate unless the Holder fails to receive the Prepayment Amount within 12 days .

(p) If at any time while Holders continue to hold the shares of Preferred Stock or the Conversion Shares (the “Piggy-Back Period”), the Corporation proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Corporation shall promptly send to the Holders written notice of the Corporation’s intention to file a Registration Statement (which notice shall specify the securities intended to be disposed of and the intended method of distribution thereof) and of such Holder’s rights under this Section and, if within five (5) business days after receipt of such notice, such Holder shall so request in writing, the Corporation shall include in such Registration Statement all or any part of the Shares of Common Stock of the Corporation issuable upon exercise of the Preferred Stock that such Holder requests to be registered; provided, however, in the event that the SEC limits the number of share registerable as a result of Rule 415, then the Corporation may reduce the number of shares that may be registered pro rata with other selling shareholders holding derivative securities.  If the offering in connection with which the Holder is entitled to registration under this Section is an underwritten offering, then the Holders shall, unless otherwise agreed to by the Corporation, offer and sell such its securities in such underwritten offering using the same underwriter or underwriters on the same terms and conditions as other shares of Common Stock (if any) included in such underwritten offering.  If a registration pursuant to this Section is to be an underwritten public offering and the managing underwriter(s) advise the Corporation in writing that, in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Corporation shall include in such registration: (1) first, all securities the Corporation proposes to sell for its own account and (2) up to the full number of shares held by the Holders  subject to restrictions set by the Corporation or the underwriter.

(q) RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 11th day of June 2008.

Name: Robin Ann Gorelick
Title: Company Secretary

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Corporation in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Convertible Preferred Stock indicated below, into shares of common stock, $.001 par value per share (the “Common Stock”), of Emvelco Corp., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion

Number of shares of Preferred Stock owned prior to Conversion

Number of shares of Preferred Stock to be Converted

Stated Value of shares of Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Set Price

Number of shares of Preferred Stock subsequent to Conversion

EMVELCO CORP.

By:
Name:
Title:

ANNEX B
CERTIFICATE OF AMENDMENT TO THE
AMENDMENT TO THE
RESTATED
CERTIFICATE OF INCORPORATION
OF
EMVELCO CORP.

Under Section 245 of the General Corporation Law

The undersigned, Chairman of the Board of Directors of the corporation, does hereby certify as follows:

FIRST: The name of the corporation is:

EMVELCO CORP.

SECOND: The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

"FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is FOUR HUNDRED FIVE million (405,000,000), consisting of five million (5,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and four hundred million (405,000,000) shares of common stock, par value one-tenth of one cent ($.001) per share (the "Common Stock").

Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

THIRD: The amendment of the restated certificate of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Restated Certificate of Incorporation, as amended, to be signed by Csaba Toro, its CEO, this ___ day of ________, 2008.

EMVELCO CORP.

ANNEX C

EMVELCO CORP. 2008 INCENTIVE STOCK PLAN

This Emvelco Corp. 2008 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" - EMVELCO CORP. and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(m)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(n)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed FIVE MILLION (5,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds:  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)	Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company or as follows:

(i)	in shares of Stock held by the Optionee, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of Delaware corporations law as may be acceptable to the Board.

(d)
Term and Exercise of Options: In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)
Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii)
Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b)
Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2008 Incentive Stock Plan (consisting of 14 pages, including this page) was duly adopted and approved by shareholders holding a majority of the outstanding shares on June 12, 2008.

EMVELCO CORP.,
a Delaware corporation

By:

Its:	Chief Executive Officer